March 22, 2000

                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
                            SUPPLEMENT TO PROSPECTUS

                            DATED FEBRUARY 1, 2000

      Effective March 22, 2000, Dreyfus Service Corporation became the fund's distributor, making it entitled to receive all fees payable by the fund under its Rule 12b-1 Plan if the Plan is implemented.

                                                                     131s0300-2






                                                                  March 22, 2000

                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
                     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2000


      The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

      The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

Stephen E. Canter,  President.  President,  Chief Operating  Officer,  and Chief
     Investment  Officer of the  Manager,  and an  officer  of other  investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President. Vice President, Secretary and General Counsel to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Steven F. Newman, Secretary. Associate General Counsel and Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Michael A.  Rosenberg,  Assistant  Secretary.  Associate  General Counsel of the
     Manager,   and  an  officer  of  other  investment  companies  advised  and administered by the Manager. He is 40 years old.

Janette E.  Farragher,  Assistant  Secretary.  Assistant  General Counsel of the
     Manager,   and  an  officer  of  other  investment  companies  advised  and administered by the Manager. She is 37 years old.

Gregory S. Gruber,  Assistant  Treasurer.  Senior Accounting Manager - Municipal
     Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

      The following information supplements and replaces all contrary information contained in the section of the SAI entitled "Service Plan":

      Coincident with the transfer of distribution responsibilities from Premier to DSC, the Fund's Board adopted amendments to the Fund's Service Plan, which has not been implemented, solely to reflect DSC as distributor, and to make other non-material amendments to update the Plan. There was no change to the amount that would be payable under the Plan, if it were to be implemented, or to any other material terms to the Plan. The Amended Plan provides that DSC is entitled to reimbursement for distributing Fund shares and to receive payments for advertising and marketing related to Fund shares and for servicing shareholder accounts.